UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2021

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ZHRH CORPORATION

(Exact name of registrant as specified in its charter)

Ketdarina Corp.

(Former Name of Corporation)

Nevada	333-192874	99-0369270
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

50 West Liberty St. Suite 880

Reno, NV 89501

(Address of Principal Executive Office) (Zip Code)

775-322-0626

(Registrant’s telephone number, including area code)

John B. Lowy, Esq.

575 Lexington Avenue, Fourth Floor, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On May 24, 2021, the Board of Directors of Ketdarina Corp. approved the appointment of BF Borgers CPA PC (“Borgers”) to serve as the Company’s independent registered public accounting firm for the fiscal years ending June 30, 2019 and June 30, 2020, and dismissed KLJ & Associates LLP (“KLJ”), which declined to stand for reappointment as the Company’s auditor. The engagement of Borgers was approved by the Company’s Board of Directors.

KLJ’s most recent reports on the financial statements of the Company as of and for the fiscal years ended June 30, 2014 and June 30, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for those two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2014 and 2015, and through May 24, 2021, the date of KLJ’s dismissal, (i) there were no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KLJ would have caused KLJ to make reference thereto in their reports for such fiscal years and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following reportable events. As disclosed in the Company’s Form 10-Ks for the fiscal years ended June 30, 2014, and June 30, 2015, and the last filed Quarterly Report on 10-Q for the quarter ended September 30, 2015, management concluded that the Company’s internal controls over financial reporting were not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting related to the following:

The Company has attempted to contact KLJ to get the Exhibit 16.1 letter, but has not heard back. The Company will amend this Form 8-K if the Exhibit 16.1 letter is received from KLJ.

During the fiscal years ended June 30, 2019 and June 30, 2020, and the subsequent interim period through May 24, 2021, neither the Company, nor anyone acting on the Company’s behalf, has consulted with Borgers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report or oral advice was provided to the Company by Borgers, that Borgers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ketdarina Corp.

May 25, 2021	By:	/s/ Brett Lovegrove
Brett Lovegrove, President